Exhibit 99.2 Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal years 2007, 2008 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, energy prices, the ability to mitigate the impact of higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, changes to domestic and foreign tax rates, labor interruptions, the ability to realize acquisition related integration benefits, as well as those factors discussed in the Company's most recent Form 10-K filing (dated December 5, 2006) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward- looking statement made by, or on behalf of, the Company. CONTACT: Glen L. Ponczak Director, financial communication Johnson Controls, Inc. 414-524-2375 Glen.L.Ponczak@jci.com Forward-looking statement

Agenda 8:30 Opening comments Denise Zutz VP Strategy, IR and Communication 8:40 Transformation John Barth Chairman 8:55 Continuing our growth Steve Roell Chief Executive Officer 9:25 Delivering sustainable growth Keith Wandell President and Chief Operating Officer 9:55 Break 10:05 Automotive and Q/A Beda Bolzenius VP & President, Automotive Experience 10:40 Power and Q/A Alex Molinaroli VP & President, Power Solutions 11:00 Building and Q/A Dave Myers VP & President, Building Efficiency 11:35 Financial review Bruce McDonald Executive VP & CFO 11:55 Summary and Q/A Steve Roell 12:30 Lunch

Creating a more comfortable, safe and sustainable world

INGENUITY WELCOME

Transformation October 2002 First meeting as CEO Profitable growth Diversify our businesses Special focus on accelerating growth in the controls business Better leverage our resources Diversity Shareholder value

Transformation Profitable growth Consecutive years of record sales and earnings 2002 2007 Earnings 2002 2007 Sales 13% CAGR 15% CAGR

Transformation More diversified, balanced portfolio 2007: Better able to withstand short-term downturns in any industry or region Sales and earnings diversification Power solutions Expansion to Europe, Asia Entered hybrid market Building efficiency Tripled available market -- more than doubled business Automotive experience Significantly increased geographic presence and customer base Automotive Buildings Power Automotive Buildings Power Sales Earnings Automotive Buildings Power Automotive Buildings Power 2002 2007 (est.)

Transformation Leveraging our scale, technology, talent Management Purchasing Local market knowledge Technology Expertise in comfort, safety, sustainability Leveraging the intersections between our businesses Human machine interface -Transferring skills from auto interiors to building controls Hybrid battery systems -Leveraging automotive electronics expertise Distribution efficiency -Residential HVAC / batteries Sustainability initiatives

Transformation Benefiting from diversity Sustainable business advantage due to minority supplier commitment Billion Dollar Roundtable $1.5 billion in diverse purchasing in 2007 Successful in cultures all around the world 2002: 41 countries 2007: 75 countries Local leadership

Transformation Positioned for long-term global profitable growth Diversification Balanced portfolio Leveraging our resources Diversity Customer focused Comfort Leadership Global Safety Sustainability

15 13 15 65 31 27 Consistent financial performance Shareholder value *as of 9/28/07 JCI S&P 500 (stock price appreciation + re-invested dividends)* Market Capitalization 2002 2007 $7B $23B 65% 31% 27% 16% 13% 15% Total shareholder return

2007 Outlook* Record sales and earnings Consolidated net sales Earnings per share from continuing operations Q4 2007 earnings will be released October 23, 2007 $34.5B + 7% $2.08 - +19 - 20% $2.10 *Estimated; EPS reflects 3-for-1 stock split on October 2, 2007

Continuing our success Steve Roell Chief Executive Officer Keith Wandell President and Chief Operating Officer

Stephen A. Roell Chief Executive Officer

Thanks for your leadership

Looking to the future A continued focus on profitable growth ......by creating a more comfortable, safe and sustainable world

Sales Growth* > 10% Earnings Growth* 10 - 15% Growth objective * Compounded annual growth rate

17th Consecutive Year of Earnings Increases 61st Consecutive Year of Sales Increases Track record of success CAGR 15% CAGR 13% Over the past decade we have achieved our goals FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E

Johnson Controls growth Industry Growth Market Share Gains Acquisitions

Johnson Controls growth Industry Growth Market Share Gains Acquisitions We participate in growing markets 5 year industry growth Automotive +3% Power +2% Building +5%

Industry growth Automotive Experience 65 million vehicles produced in 2007, growing to 76 million in 2012 Five-year average growth: 3% CAGR Mature markets North America 1.5% Japan 0.6% Western Europe 0.2% Faster growth in emerging markets, especially China, India, Southeast Asia, Eastern Europe, Russia Richer mix and higher content per vehicle due to increasing penetration of electronics Global industry production volumes 2007 2012 65M 76M Growth Markets China 9.5% India 18.3% S.E. Asia 9.5% E. Europe 6.1%

2007 2017 SA 22 29 Japan 25 25 Asia (ex Japan) 75 125 Europe 90 111 NA 110 115 ROW 15 15 2007 2017 337m 420m Global industry unit volume 2% CAGR Note: "Market" includes automotive, commercial, golf car, marine and utility batteries.(excludes motorcycles) Industry growth Power Solutions: lead-acid batteries Limited car parc growth in mature markets Longer battery lives Quality improvement Improved vehicle electrical structure Strong new vehicle registrations in emerging markets China Largest automotive battery market in Asia Highest annual growth rate in the world at 8+% Highly fragmented manufacturing base Approximately 1,000 mfrs. Expected to consolidate

Industry growth Power Solutions: hybrid batteries Demand growth driven by Rising fuel costs Emission reduction / legislation Energy independence Improved technology 2005 2010 2015 2020 North America 207 1172 2205 4500 Western Europe 18 200 920 1620 Japan 55 145 400 690 China 2 199 735 1570 Other 0 9 40 120 Projections continue to rise

Growth opportunities across all segments Non-residential HVAC services $105 billion Non-residential HVAC systems $35 billion Residential $35 billon Global Workplace Solutions $80 billion 4% annual growth NA market ($11b) "normal" growth 6-8% 4-8% annual growth Industry growth Building Efficiency 8-12% annual growth Global market size: $255 billion

Residential HVAC market growth The ongoing replacement cycle remains a favorable backdrop for growth

Increased market demand for: Advanced integrated technologies to manage energy for a portfolio of buildings including alternative energy sources Advisory services to develop energy management & sustainability strategies for new and existing buildings Technical services that improve energy performance in existing buildings Solutions that bundle systems and services to reduce energy and operational costs Building products that use less energy and are commercially available today Increasing energy prices + Energy independence + Green movement + Climate change concerns + Legislation, regulation & incentives Industry growth Building efficiency

Growth in "green" demand 48% of survey participants feel environmental responsibility is at least as strong a motivator as cost reduction Industry growth Building efficiency 100% environmental responsibility Mostly for environmental responsibility Somewhat more for environment 50% cost savings/50% environmental Somewhat more for cost savings Mostly for cost savings 100% cost savings East 1 5 7 35 West 22 24 6 Motivation for energy efficiency investments Energy efficiency indicator research, 1,250 respondents

Johnson Controls growth Industry Growth Market Share Gains Acquisitions We expect to continue growing at twice the rate of our underlying industries Improving comfort, safety, sustainability Leveraging competitive advantages Innovation People 5 year industry growth Automotive +3% Power +2% Building +5%

Growth driver: Creating a more comfortable, safe and sustainable world by creating smart environments Effective technology Customer- focused Market insight & leadership Creating Smart Environments Enable us to grow faster than our underlying businesses by: Integrating technologies, products and services Redefining and enhancing the relationships between people and their surroundings Anticipating changing needs and developing practical solutions that improve workplaces, vehicles, homes and the global environment Outperform our markets Increasing comfort, safety and sustainability

"Cost Curve" for Carbon Abatement... ....the Most Effective Strategies Outperforming our markets Energy efficiency 2/3 of world's energy consumed in vehicles and buildings Johnson Controls positioned to play a critical role

Automotive experience Customer relationships and engagement Emerging market leadership; partnering Global program execution capabilities Product offering / level of vertical integration Complete interior capability Knowledge of consumer preferences Cost advantaged solutions Financial strength Outperforming our markets Market share gain drivers

Power solutions Product and process technology leadership Leading brands Preferred supplier status Operational excellence Quality/cost leadership Global presence Financial strength Outperforming our markets Market share gain drivers

Building efficiency Energy efficiency knowledge/expertise Branch network Emerging market leadership Targeted solutions offerings Systems integration Product technology Outperforming our markets Market share gain drivers

Outperforming our markets Leveraging our competitive advantages: Innovation Improving...... Sustainability Lithium Ion hybrid battery Comfort MicroChannel residential air conditioning Safety Mobile Device Gateway

Recruit and retain ingenious people worldwide Outperforming our markets Leveraging our competitive advantages: people

Recruit and retain ingenious people worldwide Outperforming our markets Leveraging our competitive advantages: people

Recruit and retain ingenious people worldwide Outperforming our markets Leveraging our competitive advantages: people

Johnson Controls growth Industry Growth Market Share Gains Acquisitions Financial strength to invest in the growth of all of our businesses Improving comfort, safety, sustainability Leveraging competitive advantages Innovation People 5 year industry growth Automotive +3% Power +2% Building +5%

Johnson Controls growth Acquisitions Acquisitions are not considered growth, but rather a platform for growth Strategic rationale New technology/capabilities New customers New geographic markets Maintain ROIC discipline Areas of interest Building efficiency Power solutions Automotive experience Mechanical service Mid-market Global residential markets Energy efficiency Asia Vertical integration Interior electronics Emerging market Vertical integration

Long-term global growth Sustained profitable growth of large companies is rare Growth more influenced by the controllable than uncontrollable Confident we can succeed Participate in growing markets Clear strategies to grow faster than underlying markets Global positioning Investments to sustain growth Operational excellence Ingenuity Why growth stalls 20% of the root causes are uncontrollable Economic turndowns, regulatory / anti- trust actions 80% are controllable Breakdown of innovation management Misread customer needs/competitor capabilities Premature abandonment of core business Strategic diffusion Senior team strength / depth Organization design Talent shortage

Outperforming our markets 2008 outlook* Consolidated net sales Earnings per share from continuing operations $38B +10% $2.45 - $2.50 +18% *Estimated; EPS reflects 3-for-1 stock split on October 2, 2007

Strengthen customer relationships Expansions in emerging markets Broaden product scope and increase smart content Win share through innovation, brand, quality, cost Expand addressable markets Build on sustainability leadership Global leadership Johnson Controls Continued profitable growth Industry Growth Market Share Gains Acquisitions

Keith Wandell Chief Operating Officer

Strategic focus We have our vision ........growth through improving comfort, safety and sustainability We will make it happen

Delivering sustainable growth Strategic "markers" Integrity and ethics Global growth Global leadership and engaged employees Customer satisfaction Continuous improvement Innovation Sustainability Shareholder value

Delivering sustainable growth Integrity Fundamental definition: Honesty Fairness Respect Safety We go beyond the fundamental: Cultural respect Strength in relationships Global inclusion Ethics: more relevant and important than ever New geographies More people Greater cultural diversity

Delivering sustainable growth Global leadership and engaged employees Attracting, retaining and developing global employees and leaders to support our growth objectives may be the biggest challenge we face Our focus Leadership development Engagement Diversity Total employees 140,000 200,000 Leaders 10,000 14,000 2007 2010 2007-2010 growth 40% of sales from emerging markets 80% of employees outside of the U.S. 2010

At the core of our success for many years We're raising the bar on our customer relationships Improved customer connection Listening, learning, problem solving, anticipating needs Knowledge and experience Understand customer needs / influencers / decision makers, to best deliver ingenious solutions of greatest value Relationships Place the customer first, build trust, embrace the long-term view Delivering sustainable growth Customer satisfaction

Proven way to create value, sustainable growth and increased margins Key driver of customer satisfaction Greater discipline leading to increased number of commercialized products/services, brought to market faster Focus on innovation that improves comfort, safety, sustainability in all our businesses Delivering sustainable growth Innovation

Delivering sustainable growth Sustainability Achieving competitive advantage Regulatory compliance NOVs, fines, permits Chess Safety system, auditing Work Council training Ethics training Sustainability Actions Value Cost reduction Waste management Energy management Design for environment Material lightweighting Competitive advantage 100% recycled Design for Sustainability Sustainability Dashboard Supply chain automotive systems management Sustainability reporting Hybrid commercialization Diverse global talent Stakeholder collaboration Community investment NGO dialogue Employee engagement Customer Social Responsibility Initiative

Fundamental to all we do; part of our corporate DNA Be better than anyone else on quality and cost...and keep getting better Footprint optimization: manufacturing, engineering, shared services "Global" footprint increases focus on logistics/transportation costs Safety Standardized global product and process architectures Supply chain management and global sourcing Utilization of BBP $2B+ identified cost reduction opportunity Working capital focus Delivering sustainable growth Continuous improvement We believe improvement is available in unlimited quantities Best Business Practices process

Delivering sustainable growth Shareholder value Invest in sustainable growth in all three businesses We will capitalize on the benefits of being a global growth company, maximizing shareholder value by: Increasing return on invested capital Increasing our business diversification Leveraging company-wide talent, technology, processes and market leadership Disciplined capital planning strategy

Achieving our goals Clear plan Clear expectations Clear accountability Aligned leadership Continuous improvement Global growth Global leadership and engaged employees Sustainability Innovation Customer satisfaction Shareholder value Integrity

Automotive Experience Beda Bolzenius President

Automotive experience Creating more comfortable, safe and sustainability vehicle interiors Global provider of seating, overhead systems, door and cockpit systems Balanced business structure Product portfolio, customer, geography Increasing capability in electronics Supplying over 30 million cars per year 250 locations in 30 countries worldwide 1/3 of all manufacturing in low-cost countries North America 42% Europe 50% Asia 8% 2007 sales (est.) $17.4 B Seating Interiors Electronics

Competitive advantages Strong track record for customer satisfaction Global capabilities Integrated low-cost country approach Innovation to improve comfort, safety and sustainability Expertise to understand and deliver optimal consumer value Superior products from component level through integrated systems World-class craftsmanship and quality Operational excellence Financial strength Diversified customer base BB

Automotive experience* Diversified customer base North America Europe Asia Asian OEs** 68% European & NA 32% Customer exposure approximately mirrors North American market Broad customer diversity across European, Asian and North American OEs Supplying all major OEs in China New relationships with emerging "independent" Chinese OEs European 53% Asian** & NA 47% North American 54% Asian** & European 46% *2007 sales, including non-consolidated **Over $8 billion in sales in Asia and to Asian OEMs

Global automotive market environment North America Cautious consumer behavior Increased focus on fuel efficiency Changing OE market shares Distressed suppliers Asia Booming market Significant growth for both OEMs and suppliers Main markets - China and India Europe Innovation Speed Model proliferation Growth in Eastern Europe and Russia Sustainability Global market trends Increasing importance of interiors to consumer buying decision Global platforms Standardization of seating/interior components Quality Shift to emerging markets Smallest cars as new market segment Focus on execution and operational excellence

Strategies for profitable growth Customer orientation / focus World-class products and technologies Components, systems, modules Increased electronics capabilities Systems integration Customer-oriented innovation Sustainability Regional strategies Emerging market expansion: integrated approach Best practices across all aspects of the business Product Growth Customer Growth Continuous Improvement Regional Growth PROFITABLE GROWTH

Strategies for profitable growth Customer orientation / focus Organizational alignment Global customer business units Customer-tailored business approach Sourcing priorities Components, modules, systems, technology, price Regional or global sourcing demands Vehicle segment priorities Customer-driven differentiated innovation / co-innovation Local market expertise Aligning with the specific needs of each customer to best contribute to their success

Strategies for profitable growth
World-class products and technologies

Seating

- Best-in-class components
  - Frames, mechanisms, etc.
  - Opportunity for adding value
- Small car
  - Super low-cost seat



Interiors

- Standard design
- Systems integration

Electronics

- Strengthen capabilities & scale for current products
  - Driver interaction, connectivity, body electronics, specialty products
- Build regional capabilities (Eastern Europe, Asia)
- Expand customer base for existing products
  - "New" customers: BMW, Ford, Honda, VW
- Expand product portfolio: center stack, HMI (driver assist)

Innovative materials and processes

- Recyclability



SlimSeat technology
increasing second row leg room while maintaining front row comfort

Johnson Controls

Strategies for profitable growth Differentiated innovation Leverage consumer research and market insight Continuously fill the pipeline with differentiated solutions that will increase consumer demand Accelerate commercialization of customer-driven innovation Co-innovation with OEs, suppliers and other external parties 2007 Frankfurt auto show more than 20 new products I-3 concept vehicle

Strategies for profitable growth
Differentiated innovation

Frankfurt auto show innovations

riACT
- Active safety headrest



2-color RIM
- Multi-color parts in a single processing step





Voice-activated interface
- Mobile Device Gateway
- BlueConnect HomeLink



Dual-mode cluster
- Digital information superimposed over analog dials





PP thin film
- Variable surface finishes
- Scratch and mark-resistant

Johnson Controls

Strategies for profitable growth Innovation for sustainability Products using environmentally friendly materials (e.g. Soy foam) I N N O V A T I O N Design for Recycling (products and processes) Environmental design guidelines (products and processes) Avoidance of hazardous materials (e.g. Lead, mercury, cadmium in electronics) in Products and Processes Lightweight products for increased fuel efficiency (e.g. Lightweight structures)

Strategies for profitable growth Regional: North America Sustainable turnaround Focus on core competencies and areas of greatest value as defined by customers Selective bidding Selective takeover of business from distressed suppliers Increased focus on electronics Low-cost country (Mexico) expansion Pricing discipline GMC Acadia Johnson Controls supplies the seating, overhead, door, instrument cluster, cargo management, electronics and battery for the popular GM "Lambda" vehicles, which include the GMC Acadia, the Saturn Outlook and the Buick Enclave. A Chevrolet model will be introduced in 2008. Industry flat Big 3 lower 2008 NA production outlook (est.)

New electronics customers Winning business Seating: BMW, PSA, Fiat, VW Interiors: Ford, PSA, Audi/VW Geographic: Russian OEs Focus on customer-driven innovation (+60% increase in patents in 2007) Evaluate further low-cost country initiatives Strategies for profitable growth Regional: Europe CAGR 2007 - 2009 (est.) Western Europe flat Eastern Europe +8% Eastern Europe is key to growth Johnson Controls launched a new interiors program in 2007 for the Volvo V70

Strengthen market share positions in China Solidify leading share in seating Grow share in other interior zones, especially electronics, cockpit and overhead Localize R&D and component manufacturing to serve global markets Build total interior systems integration capability Johnson Controls China presence $1.5 billion in 2007 sales (mostly unconsolidated) 19 joint ventures Customers include all major OEs: BAIC, Chery, China Brilliance, Dongfeng, FAW, Geely, SAIC, etc. JE Strategies for profitable growth Regional: Asia Johnson Controls will launch three new joint ventures with Chery in 2008, providing interiors for five vehicle models in China. CAGR 2007 - 2009 (est.) China + 14%

Strategies for profitable growth Operational excellence Product & Process Technology Commodity Managemen t Supply Chain Management Manufacturing Operations Optimized Footprint Leverage Fixed Assets SG&A Best Business Practices and Six Sigma JW World-class cost & quality leadership Low cost countries: integrated approach Purchasing, manufacturing, engineering, partners Manufacturing: 33% in 2007, 38% in 2010 Best business practices $1.5 billion global savings opportunity 30% gap closure targeted annually Engineering productivity Purchasing excellence Global commodity management, low-cost country sourcing, e-procurement Standardized products and processes

Incremental backlog of new business $3.9 billion, up 11% from last year's level 2008-2010 net backlog* FY 2008 FY 2009 FY 2010 North America 0.3 0.5 0.225 Europe 0.2 0.45 0.675 Asia 0.4 0.55 0.6 $0.9B $1.5B $1.5B - Fiat - Peugeot - Russian OEMs - Chery North America • Dodge Ram pick-up; Journey CUV seats • Toyota CUV Seats, overhead, door panels Europe • Fiat 500 compact Seats, door panels • Volvo XC50 CUV Seats, overhead systems Asia • VW Passat sedan Seats • Chery A13 sedan Seats, interiors • 75% of backlog outside of North America • Significant wins with under-represented OEMs: N. America Europe Asia 2008 - 2010 launches *Based on vehicle platform volume projections; stable economic environment; net of discontinued programs; includes $1B of unconsolidated sales

Automotive experience Outpacing the market Increased focus on customer satisfaction Emerging market growth Customer-driven innovation Sustainability focus Operational excellence and continuous improvement

Power Solutions Alex Molinaroli President

Item 1 57.4 OE 22 Aftermarket 78 2007 sales (est.): $4.3 Billion Original Equipment Aftermarket Power Solutions Largest global provider of lead acid batteries Leading independent provider of hybrid automotive battery systems World-class customer base in stable aftermarket Original Equipment (OE) batteries sold to every major automaker in the world Item 1 57.4 Americas 64 Asia 3 Europe 33 Asia Americas Europe Johnson Controls produced 121 million lead acid batteries globally in 2007

Competitive advantages Unmatched knowledge of automotive applications 100 years of under-the-hood experience, more than 1.3 billion batteries produced Unmatched quality and cost leadership Solutions approach Cells, systems, distribution, value-added services Wide range of technologies: lead acid, absorbent glass mat (AGM), nickel metal hydride, lithium ion Strongest portfolio of recognized brands Amaron, Bosch, Champion, Delkor, Energizer, Heliar, LTH, Optima, Varta Only truly global footprint Close, long-term customer relationships Sustainability: lead acid battery recycling and hybrid expertise

Strategies for profitable growth Lead acid market growth Targeted specific market segments in mature markets Geographic expansion: focus on Eastern Europe, Russia, and China Value added services: consumer research, category management Technology leadership: longer life, improved quality Operational excellence: manufacturing process quality and cost focus Sustainability: closed-loop recycling Hybrid systems Co-development with global OEs Technology leadership: full system and multiple chemistry capabilities Automotive application experience Manufacturing process expertise for reliability and cost reduction

Strategies for profitable growth Lead acid: Americas U.S. / Canada Wholesale channel opportunity Focus on products, distribution, and cost Leverage 'Interstate Battery' distribution, branding, service and consignment capabilities Maintain share at key national retailers (examples: Advance Auto, Les Schwab, AutoZone, Blain's Farm & Fleet, Costco, Kmart, Pep Boys, Sam's Club, Sears, Wal*Mart) Value-added services Quality focus National-brand access and support Supplying desired niche products (Optima) Mexico/South America Leverage strong LTH and Heliar brands Improve wholesale distribution coverage in South America Increase motorcycle battery production Johnson Controls market share: 51%

Leverage Varta and Bosch brand strength Leverage OEM program success and technology leadership into aftermarket Focus on the wholesale segment Optimize distribution by country Product redesign: reduce complexity Brand repositioning Technology differentiation: Powerframe(tm) implementation Enter Eastern Europe, Turkey and Russia Annual auto build expected to grow to >8M units by 2017 Strategies for profitable growth Lead acid: Europe Johnson Controls market share: 35%

Strategies for profitable growth Asia Focus on China Market growing 8% annually 1,000 manufacturers today Strategic partnership with #1 automotive battery manufacturer and brand in China (Baoding Fengfan Co., Ltd.) Further develop Varta and BOSCH brands Global and OE technology leader, "Western" technology made in Asia Increase product differentiation Powerframe(tm) implementation Maintenance free and high heat design Introduce Optima Enter adjacent lead-acid battery applications Shanghai, China battery store Johnson Controls market share: 19%

Strategies for profitable growth
Absorptive Glass Mat (AGM) technology

- **Leverage Optima U.S. brand loyalty (90%+)**
  - Retail price range $155 to $250
- **Expand Optima distribution in Europe, Asia, Latin America**
- **Target specialty markets – high performance marine and heavy duty**
- **Further develop flat-plate AGM (vlies.tec) capabilities for OE and aftermarket**
  - Johnson Controls AGM utilized for start/stop hybrid applications today

AGM technology advantages
- Deep cycle, increased power density, vibration resistance, zero leakage


VARTA

Vlies.tec flat plate AGM



Optima® spiral-wound AGM

Johnson Controls

Strategies for profitable growth Operational excellence Provide highest quality while driving lower cost through world-class leadership in product and process technology, quality, service, footprint, and increased vertical integration Product Engineering Optimized Material reduction Supply Chain Management Process Engineering Productivity & standardization Manufacturing & Distribution Operations Optimized Footprint Acquisition Integration SG&A Best Business Practices and Six Sigma Cost Savings $225M 30% quality and cost improvement targeted annually U.S. average automotive battery life (2001-2006) End-of-life battery return analysis Battery average life Johnson Controls Competitor One Competitor Two 10 months 13 months

Strategies for profitable growth Lead economics Lead is more than 72% of a lead acid battery cost ... and increasing LME lead is at all-time high in real dollars Global lead supply is lagging demand China demand growing Increased hedge fund and mutual fund participation Critical success factors Manage pricing to mirror lead volatility Collection of spent cores Secure incremental smelting capacity Global LME financial hedging Time Monthly Real 1/1/2000 472 Feb 452 Mar 441 Apr 421 May 412 Jun 420 Jul 452 Aug 473 Sep 487 Oct 486 Nov 468 Dec 462 1/1/2007 478 Feb 502 Mar 498 Apr 477 May 469 Jun 445 Jul 462 Aug 483 Sep 465 Oct 468 Nov 487 Dec 483 1/2/2007 513 Feb 480 Mar 480 Apr 472 May 452 Jun 440 Jul 446 Aug 423 Sep 421 Oct 418 Nov 442 Dec 444 1/3/2007 445 Feb 476 Mar 457 Apr 437 May 464 Jun 468 Jul 515 Aug 497 Sep 521 Oct 587 Nov 622 Dec 692 1/4/2007 758 Feb 888 Mar 886 Apr 754 May 809 Jun 870 Jul 940 Aug 922 Sep 935 Oct 933 Nov 968 Dec 975 1/5/2007 953 Feb 978 Mar 1006 Apr 986 May 988 Jun 986 Jul 855 Aug 887 Sep 933 Oct 1005 Nov 1018 Dec 1123 1/6/2007 1256 Feb 1277 Mar 1192 Apr 1170 May 1167 Jun 964 Jul 1052 Aug 1117 Sep 1339 Oct 1531 Nov 1625 Dec 1726 1/7/2007 1666 Feb 1780 Mar 1914 Apr 2001 May 2101 Jun 2426 Jul 3084 Aug 3119 Sept 3112 Oct 3670 Lead LME Real Dollars: Monthly Average Jan 2000 - Sep 2007 In USD

Strategies for profitable growth Environmental sustainability Closed loop recycling provides both customers and Johnson Controls with significant benefits Added-value disposal service to our customers Linkage of pricing between new unit and spent cores Environmental stewardship Johnson Controls strategies Develop proven closed loop recycling process for emerging markets Promote recycling changes in Eastern Europe and Asia Ensure sufficient regional tolling capacity In 2007, Johnson Controls hosted Chinese government officials on an educational tour of battery smelting and recycling centers in Europe and North America

Strategies for profitable growth Hybrid battery systems Industry winners must have Multiple cell chemistries for varying applications Battery system integration and vehicle system integration electronics High volume manufacturing expertise OE confidence Aftermarket support network Hybrid battery systems leader - apply and integrate superior technologies Innovation and functionality Safety first Quality and cost focus Architecture flexibility and reusability Manufacturing process capability Ability to recycle Take advantage of our automotive customer relationships globally Johnson Controls lithium ion battery system Johnson Controls battery systems will be applied in over 750,000 hybrid production vehicles in 2008 AGM Nickel metal hydride Lithium ion

Hybrid progress Executing Li-Ion (HEV) production programs for Mercedes S-Class, E-Class and C-Class .....additional yet-to-be announced European OE production contract underway 2008 and 2009 production Plug-in hybrid (PHEV) Li-Ion development contracts 12 active contracts Saturn Vue Green Line (plug-in) DCX Sprinter van Chinese market Production contract for initial HEV system for Chery (2008 launch) Partnership agreement in place to develop and produce all HEV applications for additional OE Manufacturing and regional engineering investments European lithium-ion production and Asian assembly plant - 2007/08 Shanghai engineering and technical center Extending Milwaukee test facility capabilities The Mercedes S-Class will be offered as a hybrid using Johnson Controls lithium-ion batteries starting in 2008. It will be the first production hybrid to use lithium-ion.

Power solutions summary Continue global lead acid market share growth in all regions Aggressively expand in emerging and adjacent markets Continued quality and cost leadership Further lead management capabilities Supporting multiple chemistries for hybrid applications Developing world-class lithium technology and manufacturing

Building Efficiency Dave Myers President

Building efficiency Delivering improved energy efficiency, comfort and safety Non-residential buildings Diverse customers; huge global installed base Systems, products, services and solutions offerings Low cyclicality due to large service/renovation volume Benefits from high energy cost environment Residential and light commercial Air conditioning and heating, 65% replacement Retrofit 75% New Construction Europe 29% North America 54% Asia 17% Non- residential 91% Residential Services Systems 2007 Sales: $12.7 Billion (est.)

Competitive advantages Leadership in energy management capability Demand and supply side energy solutions Systems, products Solutions / performance contracting Project management Technology and capabilities HVAC depth: unmatched equipment and controls offering Market-leading integration capabilities Predictive maintenance Local branch network Installed base of customers unmatched in the industry Branch and site managers with personal relationships 500+ building efficiency locations 125 countries 1 million-plus customers

Competitive advantages Service depth 13,000 HVAC technicians and front-liners 12,000 global workplace solutions service delivery personnel Wide range of capabilities to service customer needs Strong brand Reliable products and services Deliver proven solutions Financial strength Manufacturing footprint 30+ global manufacturing plants on four continents with substantial presence in low-cost countries Best practices shared globally

Building efficiency Industry environment Rising demand for energy, resulting in increased prices and volatility Increased energy efficiency legislative requirements worldwide Increasing non-residential new construction levels globally Favorable HVAC equipment replacement cycle Fragmented technical services market Greater customer demand for one-stop-shop solutions North America residential: near-term lower demand in both new construction and replacement markets

Strategies for profitable growth Grow the systems business globally Complex buildings: cross/joint sell, product bundling Mid market Expand global service leadership Technical services Solutions Global Workplace Solutions Focus on growth markets Energy efficiency Emerging markets Grow residential market share Operational excellence

Strategies for profitable growth
Grow the systems business globally: complex buildings

- **Cross-sell equipment and controls**
  - Opportunity continues for years to come
  - 2007 cross-sell wins: $500 million
- **Broaden product offering**
  - Create optimal HVAC system (chillers, air handlers, controls, fans, pumps, etc.)
  - Increased controls integration capability
- **Expand technology leadership**
  - Metasys system
    - Connectivity: PDA, internet
    - Energy tracking, central plant capabilities
  - Wireless systems: Integrate with broader range of building systems at lower cost
  - Next generation high efficiency HVAC compressor/drivelines: variable frequency drives, frictionless bearings
  - Embedded controls to improve total system installed cost

FY07 equipment cross-sell wins



Participation across the globe
Middle East 4%
Asia 9%
Latin America 9%
Europe 16%
North America 62%



Budapest, Hungary

Palace Hotel

Metasys, security, fire systems, chillers, fan coil units, air handling units

Johnson Controls

Product development and acquisitions to meet customer requirements Heat pumps, VAV & fan coils, cooling towers, energy recovery units, fans, low- tier rooftop units Gaining share, increasing capabilities Cost competitive rooftop Self-installed control systems Enhance distribution through third party distributors to complement branch structure Develop easy-to-use design / sales tools Simplify process for our customers Improve productivity of our sales team Strategies for profitable growth Grow the systems business globally: mid-market Mid-market buying decisions Total installed cost Responsiveness and relationship Availability, speed and ease of transaction Variable air volume (VAV) box with embedded controls

One equipment piece One Site Entire Portfolio Strategies for profitable growth Expand global service leadership

Strategies for profitable growth Expand global service leadership Technical services Use scale to drive growth 10,000 front-liners; double the size of #2 competitor Cross-sell HVAC and controls service Global workplace solutions Expand global Fortune 1000 channel Expand penetration of high-value offerings Solutions: expanded scope & high value offerings Energy, green buildings, sustainability, renewable energy solutions coupled with performance contracting New York Philadelphia Houston Los Angeles Chicago Toronto London Paris Madrid Berlin Rome Warsaw Istanbul Beijing Shanghai Hong Kong Manilla Hanoi Bangkok Jakarta Delhi Mumbay Karachi Dhaka Sydney Melbourne Cairo Johannesburg Lagos Nairobi Addis Abeba Mexico City Buenos Aires Sao Paulo Caracas Lima Bogota Rio de Janeiro Santiago Moscow San Francisco Seattle Portland Austin Salt Lake City Curitiba Rotterdam Stockholm Copenhagen Heidelberg Johnson Controls selected in 2007 to participate in the Clinton Climate Initiative - Goal: generate energy savings and greenhouse gas reductions through performance contracting in 40 cities globally -Up to $5 billion in available project funding Clinton Climate Initiative Cities

Energy Demand Management How can I be sure that I am running my facilities in the most energy efficient manner possible? How do I build employee awareness around energy usage? What is the best way to finance new assets? Products Supply Side Advisory Utility Bill Management Energy Analytics & Optimization Regulatory Compliance & Sustainability Strategic Energy Planning - How do I put together an overall strategic plan for energy usage in my facilities? How can I ensure that my utility bills are correct and paid on time? How can I recover incorrect energy bill charges and eliminate late fees? How can I benchmark my energy costs against my competitors? How do I monitor and optimize energy usage in my facilities? How do I track compliance with regulatory requirements? How do I design my buildings to meet energy-related certifications? Program Management - How do I manage all the aspects of my energy program? What is the best price I can get for energy? How can I make sure I get the most favorable contracts with utility companies? Do renewable technologies make sense for my business? Which products will be best for my facility needs? Can I use alternative energy sources? Strategies for profitable growth High value solutions offerings Energy and environment/sustainability solutions Customer: "Why should we do this" replaced by "How can we get it done" Customers often ill-equipped to manage growing complexities Multiple specialists, highly fragmented Rapid changes in technology, regulations, NGO/stakeholder expectations Johnson Controls is uniquely positioned to serve growing global customer demand

Increase penetration of emerging geographic markets: China, Middle East, Latin America Growth rates at least 2x mature markets Filling gaps in existing offerings Building distribution / channel Strategies for profitable growth Focus on growth markets Sheraton Xiamen Hotel Guangzhou International Convention Center Skyplaza South office, Hong Kong Airport 100,000 customers in China Recent cross-sell equipment projects

Strategies for profitable growth Grow residential HVAC market share Expand residential distribution network Residential systems sold primarily through local third-party HVAC contractors Increasing distribution density and taking share Dealers want to travel less than 30 minutes to distributor to pick up product Increase competitive advantage through technology Microchannel: 30% smaller than standard unit US Airconditioning distribution High efficiency furnaces Investigate global market opportunities $24 billion market, 7% annual growth Mini-split technology vs. ducted systems 2007 distribution gains Successfully converted major distributors in the Northeast, Indiana, and California to carry York residential HVAC systems

Strategies for profitable growth Operational excellence Manufacturing employees 2006 2008 Low-cost countries 38% 54% Combining and leveraging platforms Air cooled chillers: 15 to 9 platforms Water cooled chillers: 8 to 6 platforms Heat pump products: 10 to 7 platforms Redesigning equipment to reduce cost, weight and size Embedded controls to improve total system installed cost Purchasing and supply chain initiatives Manufacturing footprint optimization / low-cost country shift Product Engineering Optimized Material reduction Supply Chain Management Process Engineering Productivity & standardization Manufacturing & Distribution Operations Optimized Footprint Acquisition Integration SG&A Best Business Practices and Six Sigma Cost Savings $500 Million

Building efficiency summary Significant competitive advantages Solutions for every type of business, opportunities available at any point in building lifecycle Leading positions in several key global markets Opportunity to create leadership position in many others Positioned to grow at twice the rate of our underlying markets Margin improvement through improved mix and operational improvements

Financial 93 Bruce McDonald CFO

Fiscal 2007 outlook October 2006 guidance Outlook vs. guidance Consolidated net sales Approx $34B (up 6%) Exceeded EPS from continuing operations (post 3-for-1 split) Approx $2.00 (Up 14%) Exceeded Capital expenditures 1.2:1 reinvestment ratio Improved Total debt-to-capitalization (at Sept. 30) Approx 30% Affirmed Fourth quarter: reaffirming EPS of $0.77 - $0.78 (Up 24 - 26%)

Diverse business model Diverse customer base Building Efficiency One million customers in 125 countries Power Solutions Thousands across all regions Automotive Experience Global customer base Two-thirds of sales to European and Asian OEMs 10% of total consolidated sales to "Detroit 3" in North America Building 21% $1.25 EUR Series 1 Interior 0.45000000013148 Power 0.16 Building 0.39 Automotive Experience 45% Building Efficiency 39% Power Solutions 16% $1.25 EUR Series 1 North America 0.49 Europe 0.4 ROW 0.11 N. A. 48% ROW 12% Europe 40% Business Region EBIT @ $1.25 EUR Series 1 IE 0.29 PS 0.23 BE 0.48 Automotive Experience Building Efficiency Power Solutions 2008e sales 2008e earnings A diversified growth company

A diversified growth company Financial strength Long-standing "A" credit rating Dividends paid since 1887; dividend increased for 32 consecutive years Financial strength to reinvest in the business: New technology / capital expenditures Acquisitions / joint ventures 2008 margin expansion Building efficiency growth Automotive turnaround in North America Cost focus: Significant additional opportunities through BBP / Six Sigma / Lean FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Data 10.4 11.7 15.3 16.2 17.4 18.8 21.2 24.6 27.5 32.2 34.4 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07E Data 304 343 438 525 535 584 645 729 857 1032 1258 13% CAGR 2007: 17th consecutive increase 2007: 61st consecutive increase Consistent financial performance 15% CAGR

A diversified growth company Earnings visibility...and stability Automotive Experience $3.9 billion three-year backlog of net new incremental business Power Solutions Recurring aftermarket volume comprises 78% of sales Building Efficiency 55% recurring revenue $4.2 billion backlog at September 30 Effective income tax rate Effective income tax rate

Financial targets Target 2008 Outlook Sales growth > 10% 10% Earnings growth 10 - 15% 18% ROIC increasing to 15 - 16% 150 bp increase Debt/capitalization 35 - 40% Acquisition dependent

Fiscal 2008 key assumptions Automotive production North America 14.8 - 15.0M (flat) Europe 21.0M (+2%) Construction spending Non-residential Domestic International +1% +7% U.S. Residential -4% Commodities outlook Steel Lead: • 25-year high • $3,000 per metric ton • Volatility continues Foam chemicals Lead: • 25-year high • $3,000 per metric ton • Volatility continues Resin Lead: • 25-year high • $3,000 per metric ton • Volatility continues Copper Lead: • 25-year high • $3,000 per metric ton • Volatility continues Other assumptions Tax rate 21% - level with underlying 2007 rate Euro exchange rate $1.35 Stable

Fiscal 2008 outlook Consolidated net sales Approx. $38B (up 10%) Growing faster than underlying markets Focus on growth in emerging markets Lead inflation in Power Solutions EPS Approx. $2.45 - $2.50 (up 18%) Double-digit earnings growth for the 6th consecutive year Segment income margin Higher Underlying margin improvement in all businesses Net financing charges Approx. $30 million lower Seasonality of cash flow Capital expenditures 1:1 reinvestment ratio Capital spending declines from 2007 Power Solutions spending normalizes Investments in emerging markets Total debt-to-capitalization Acquisition dependent Free cash flow generation of $1.1 - $1.3 billion Increase payout ratio Capacity for strategic acquisitions

Automotive Experience Financial outlook 2008 projections Sales approximately level with 2007 Growth in emerging markets largely via unconsolidated joint ventures (China +30%) Higher backlog Unfavorable mix Segment income margin increase to 3.4 - 3.8% North American profitability: Approximately 3x 2007 level Strong European performance continues Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Asian results stronger despite ongoing investments Mid-term margin potential: 5% North America: 100 bp per year improvement Europe: Modest improvement through 2009; 2010+ revenue growth resumes Asia: Profitability improvement partially offset by growth investments

Power Solutions Financial outlook Lead Impact Rapid escalation of lead prices increases both sales and cost levels Even though profitability is maintained via lead cost pass-throughs, significant reduction of margin as a percentage of sales Lead hedging program protects earnings as price adjustment mechanisms lag LME FY 2007 Pro Forma Impact $3,000/MT LME 2007 actual @ $1,900/MT 2007 pro forma @ $3,000/MT 2008 estimate @ $3,000/MT Revenue $4.3B $5.5B Approx. $6.0B Segment margin 12.0% 9.4% 9.0 - 9.5%

Power Solutions Financial outlook 2008 projections Sales up approximately 40% 10% increase excluding lead Strong worldwide volume growth New contract wins Growing customers Benefit of global capacity expansion Segment income margin 9.0 - 9.5%, level excluding lead impact Lead: pricing, recycling, hedging strategies Best-in-class operational execution Growing investment in hybrid technology Mid-term margin potential: Continued increase (cumulative 100 - 150 bp) driven by benefit of manufacturing investments and improved product mix

Building Efficiency Financial outlook 2008 projections Sales up approximately 15% Strong backlog; revenue synergies Non-residential domestic market solid; limited exposure to retail/lodging/manufacturing sectors Well positioned in faster growing non-residential emerging markets Growth in residential despite U.S. market downturn: distribution expansion Segment income margin increase to 7.3 - 7.5% Dilutive impact of GWS 130 bp Benefits of global volume growth, scale Deployment of best practices, manufacturing footprint rationalization, supply chain management Mid-term margin potential: 10% (excluding GWS) Steadily increasing margins Benefit of economies of scale Infrastructure/emerging market investments

Cash flow priorities Cash flow deployment Reinvest in the businesses Increase payout ratio Acquisitions / joint ventures that provide access to new: Markets Customers Technology ....and meet our ROIC requirements 150 bp increase in ROIC in 2008 +100 bp +150 bp

State of the company Profitable growth continues Power - Recurring revenue, profitable growth Automotive - Sustained recovery Favorable economic environment: Strong backlog; revenue synergies continue Cost structure optimization: manufacturing, purchasing, branch network, scale Energy Economic cycle mixed ... net positive Emerging market exposure Gaining market share - European/Asian emphasis Benefiting from investments in capacity NA turnaround - further cost reductions European profitability continues to strengthen Building - High rate of growth continues 18% earnings growth ... strong start to year (Q1 earnings up 25 - 30%) Successful de-leveraging provides financial strength to invest in all three businesses Significant emerging market growth Double-digit increase in backlog Significant hybrid contract wins Making the necessary investments to sustain top-line growth

Stephen A. Roell Chief Executive Officer

Johnson Controls Sustainable, profitable growth Our culture is a key competitive advantage Results focused Customer focused Competitive Positioned to outperform our underlying industries Expand in emerging markets Win share through innovation, quality, cost Broaden product scope Expand addressable markets Leverage customer intimacy Strong cash flows to fund acquisitions that support these growth strategies

Diverse portfolio withstands short-term market disruptions Strong leadership Clear path to achieving our goals Integrity and ethics Global growth Global leadership and engaged employees Customer satisfaction Continuous improvement Innovation Sustainability Shareholder value Johnson Controls Sustainable, profitable growth

INGENUITY WELCOME